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                                    AMENDMENT
                                     TO THE
                            MILLENNIUM CHEMICALS INC.
                         LONG TERM STOCK INCENTIVE PLAN

               WHEREAS, Millennium Chemicals Inc. (the "Company") maintains the Millennium Chemicals Inc. Long Term Stock Incentive Plan (the "Plan"); and

               WHEREAS, pursuant to Article XIV of the Plan, the Board of Directors of the Company (the "Board") has the right to amend the Plan; and

               WHEREAS, the Board desires to amend the Plan;

               NOW, THEREFORE, effective as of January 23, 1998, the Plan is amended as follows:

               1. Subsection 11.1(a)(ii) and Subsection 11.1(a)(iii) of the Plan are amended by (a) deleting the number "$15,000" in each place it appears and
(b) substituting the following in lieu thereof: "one-third of the annual directors' retainer fee (as in effect on such date..)"

               2. In all other respects, the Plan is hereby ratified and confirmed.

               IN WITNESS WHEREOF, this amendment has been executed the 23rd day of January, 1998.


                                                   MILLENNIUM CHEMICALS INC.

                                                   By:________________________